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                                                            GODFREY & KAHN, S.C.
                                                                       MILWAUKEE
                                                                        APPLETON
                                                                       GREEN BAY
                                                                        WAUKESHA

                                                       LAFOLLETTE GODFREY & KAHN
                                                                         MADISON



                                   February 25, 2003
VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

     RE: Strong Heritage Reserve Series, Inc.

Ladies and Gentlemen:

     We represent  Strong  Heritage  Reserve  Series,  Inc.  (the  "Company") in
connection   with  its   filing  of   Post-Effective   Amendment   No.  25  (the
"Post-Effective Amendment") to the Company's Registration Statement (Registration Nos. 33-59361; 811-7285) on Form N-1A under the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended. The Post-Effective Amendment is being filed pursuant to Rule 485(b) under the Securities Act.

     We have reviewed the Post-Effective Amendment and, in accordance with Rule 485(b)(4) under the Securities Act, hereby represent that the Post-Effective
Amendment does not contain disclosures which would render it ineligible to become effective pursuant to Rule 485(b).

     We consent to the use of this letter in the Post-Effective Amendment.

                                    Very truly yours,

                                    GODFREY & KAHN, S.C.

                                    /s/ Pamela M. Krill

                                    Pamela M. Krill

MN146267_17


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